Exhibit 10.3

MODIFICATION OF MORTGAGE

The names of all Grantors (sometimes "Grantor") can be found on page 1 of this Modification. The names of all Grantees (sometimes "Lender) can be found on page 1 of this Modification. The property address can be found on page 2 of this Modification. The legal description can be found on page 2 of this Modification. The related document or instrument number can be found on page 1 of this Modification.

THIS MODIFICATION OF MORTGAGE dated March 30, 2018, is made and executed between Art's-Way Manufacturing Co., Inc., a Delaware Corporation, whose address is 5556 Highway 9, Armstrong, IA 50514-7566 (referred to below as "Grantor") and Bank Midwest, whose address is PO Box 136, 500 6th Street, Armstrong, IA 50514 (referred to below as "Lender").

MORTGAGE. Lender and Grantor have entered into a Mortgage dated March 14, 2018 (the "Mortgage") which has been recorded in Fayette County, State of Iowa, as follows:

Original mortgage was dated September 28, 2017 and filed for record on October 3, 2017 as document number 2017 2685 in Fayette County, Iowa.

MODIFICATION OF MORTGAGE

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REAL PROPERTY DESCRIPTION. The Mortgage covers the following described real property located in Fayette County, State of Iowa:

Commencing at the South Quarter Corner of Section 17, Township 94 North, Range 8 West of the Fifth P.M., thence South 75.2 feet, thence South 89 degrees 14 minutes West 76.00 feet to point of beginning, thence continuing South 89 degrees 14 minutes West 299.5 feet, thence North 0 degrees 59 minutes West 360.0 feet, thence South 88 degrees 41 minutes West 169.1 feet, thence South 56 degrees 53 minutes West 212.8 feet, thence South 46 degrees 39 minutes West 349.1 feet, thence South 0 degrees 07 minutes West 1244.1 feet, thence North 88 degrees 58 minutes East 919.55 feet, thence North 6 degrees 26 minutes West 89.7 feet, thence North 0 degrees 00 minutes East 1142.2 feet to the point of beginning, in the Southeast Quarter of the Southwest Quarter of Section 17, and in the Northeast Quarter of the Northwest Quarter of Section 20, all in Township 94 North, Range 8 West of the Fifth P.M., Fayette County, Iowa.

The Real Property or its address is commonly known as 800 Highway 150 South, West Union, IA 52175.

MODIFICATION. Lender and Grantor hereby modify the Mortgage as follows:

Promissory note dated March 30, 2018, executed by Art's-Way Manufacturing Co., Inc., in the amount of $5,000,000.00, maturing on March 30, 2019. Mortgage is now being modified to extend the maturity date. No new money is being added and the mortgage will remain at $500,000.00.

CONTINUING VALIDITY. Except as expressly modified above, the terms of the original Mortgage shall remain unchanged and in full force and effect and are legally valid, binding, and enforceable in accordance with their respective terms. Consent by Lender to this Modification does not waive Lender's right to require strict performance of the Mortgage as changed above nor obligate Lender to make any future modifications. Nothing in this Modification shall constitute a satisfaction of the promissory note or other credit agreement secured by the Mortgage (the "Note"). It is the intention of Lender to retain as liable all parties to the Mortgage and all parties, makers and endorsers to the Note, including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Mortgage does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this Modification or otherwise will not be released by it. This waiver applies not only to any initial extension or modification, but also to all such subsequent actions.

MODIFICATION OF MORTGAGE

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GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MODIFICATION OF MORTGAGE AND GRANTOR AGREES TO ITS TERMS. THIS MODIFICATION OF MORTGAGE IS DATED MARCH 30, 2018.

GRANTOR ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS MODIFICATION OF MORTGAGE AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

GRANTOR:

ART’S-WAY MANUFACTURING CO., INC.

By: /s/ Carrie Gunnerson

Carrie Gunnerson, CEO/Secretary of Art’s-Way

Manufacturing Co., Inc.

By: /s/ Amber J Murra

Amber J. Murra, CFO/Treasurer of Art’s-Way Manufacturing

Co., Inc.

LENDER:

By: /s/ Jeffrey J Newlin

Jeffrey J Newlin, Market President